SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

            Dateof Report (Date of earliest event reported) May 9,
                                     2002.

                  INTERNATIONAL BUSINESS MACHINES CORPORATION

            (Exact name of registrant as specified in its charter)


                                       1-2360                 13-0871985
          New York                (Commission File         (I.R.S. Employer
  (State of Incorporation)            Number)             Identification No.)
      Armonk, New York                 10504

(Address of principal executive     (Zip Code)
          offices)

       Registrant's telephone number, including area code: 914-499-1900

Item 7.  Financial Information, Pro Forma Financial Information and Exhibits.

     This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-37034 on Form S-3, effective June 20, 2000, the documents included as Exhibits 1 and 2 hereto, relating to
(Y)100,000,000,000 aggregate principal amount of debt securities of the Registrant.

     The following exhibits are hereby filed with this report:

      Exhibit
      Number                       Description
      -------                      -----------

       (1) Underwriting Agreement dated April 26, 2002, among International Business Machines Corporation, Salomon Brothers International Limited, Tokyo-Mitsubishi International plc, Credit Suisse First Boston (Europe) Limited, Daiwa Securities SMBC Europe Limited, Deutsche Bank AG London, J.P. Morgan Securities Ltd., Merrill Lynch International, Mizuho International plc, Morgan Stanley & Co. International Limited, Nomura International plc, UBS AG, acting through its business group UBS Warburg.



       (2)          Form of 0.40% Note due 2004.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INTERNATIONAL BUSINESS MACHINES CORPORATION
                                  --------------------------------------------
                                                (Registrant)

                                      By: /s/ Cassio A. Calil
                                          ----------------------------------
                                          Name:  Cassio A. Calil
                                          Title: Assistant Treasurer


Date:  May 9, 2002.

                                 Exhibit Index

       Exhibit
       Number                     Description
       --------                   -----------

         (1) Underwriting Agreement dated April 26, 2002, among International Business Machines Corporation, Salomon Brothers International Limited, Tokyo-Mitsubishi International plc, Credit Suisse First Boston (Europe) Limited, Daiwa Securities SMBC Europe Limited, Deutsche Bank AG London, J.P. Morgan Securities Ltd., Merrill Lynch International, Mizuho International plc, Morgan Stanley & Co. International Limited, Nomura International plc, UBS AG, acting through its business group UBS Warburg.

         (2)        Form of 0.40% Note due 2004.